                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 12, 2005

                        J. P. Morgan Acceptance Corp. I.
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                 (Exact name of registrant specified in Charter)

               Delaware                               333-121990                              13-3475488
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            (State or other                          (Commission                            (IRS Employer
            jurisdiction of                          File Number)                        Identification No.)
            incorporation)

                               270 Park Avenue                                                  10017
                             New York, New York
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                  (Address of principal executive offices)                                     Zip Code

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 648-7741

                                    No Change
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         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

ITEM 8.01.        Other Events.(1)
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         Attached hereto as exhibits are certain materials (the "Computational
Materials") furnished to the Registrant by J. P. Morgan Securities Corp. (the
"Underwriter") in respect of J. P. Morgan Acceptance Corp. I, Series 2005-OPT1
Mortgage Loan Asset-Backed Certificates (the "Certificates"). The Certificates
are being offered pursuant to a Prospectus Supplement and accompanying
Prospectus (together, the "Prospectus"). The Prospectus will be filed with the
Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended
(the "Act"). The Certificates have been registered pursuant to the Act under a
Registration Statement on Form S-3 (333-121990) (the "Registration Statement").
The Computational Materials are incorporated by reference in the Registration
Statement.

         The Computational Materials were prepared solely by the Underwriter, and the Registrant did not prepare or participate (other than providing the background information concerning the underlying pool of assets upon which the
Computational Materials are based to the Underwriter) in the preparation of the
Computational Materials.

         Any statements or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the
Prospectus.

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(1) Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.

ITEM 9.01.    Financial Statements; Pro Forma Information and Exhibits.
              ---------------------------------------------------------

              (a) Not applicable.

              (b) Not applicable.

              (c) Exhibits:

                    99.1     Computational Materials

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             J. P. MORGAN ACCEPTANCE CORP. I

                             By: /s/ Jonathan Davis
                                 -----------------------------
                             Name: Jonathan Davis
                             Title:   Vice President

Date:  May 16, 2005

                                  EXHIBIT INDEX

Exhibit No.               Description                           Page No.
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99.1                      Computational Materials